
AVIATION • INFRASTRUCTURE • REAL ESTATE
SkyHarbour
2023 Second Quarter Investor Call
August 15th, 2023

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future, Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts, and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 24, 2023, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 24, 2023, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

Presenters

SkyHarbour



Tal Keinan
Founder, Chair & CEO



Francisco Gonzalez
CFO



Tim Herr
Treasurer / VP Finance



Michael Schmitt
Chief Accounting Officer



Tori Petro
Senior Finance Associate

Revenue increase with each new campus: Growing operating leverage


Cost of Construction and Constructed Assets
(in millions)


Quarterly Revenues
(in millions)
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23


Operating Expenses
(in millions)


SG&A
(in millions)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23


Operating Loss
(in millions)


Net Cash Flow used in Operating Activities
(in millions)

Unit economics: Revenues exceeding projections

Miami-Opa Locka Phase 1 Revenue Progression



$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
CBRE (Original)
First Lease
Most Recent Lease
Contracted
Expected

Nashville International Airport Revenue Progression



$40.00
$30.00
$20.00
$10.00
$0.00
$35.82
$33.31
$30.71
$29.71
CBRE (Original)
First Lease
Most Recent Lease
Contracted
Expected

Combined Projected Financial Metrics

ROA ~15%[1]	Cost of Debt – 4.25%	ROE > 30%

(1) Assumes full stabilization at most recently signed lease rates

Scale: In pursuit of high-quality square footage


Rentable Square Footage in Operation
(total square feet)
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23


Rentable Square Footage In Development and Under Exclusive Ground Lease Negotiation
(total square feet)
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
In Development
Under Exclusive Ground Lease Negotiation

SkyHarbour

Business units: Headwinds and tailwinds

Site Acquisition	Development	Leasing	Operations
6 new airports in exclusive lease negotiation: • 3 expected to close by Q4 23 • 3 expected to close by Q2 24 • Tier-1 rent metro markets	3 airports under construction • APA1: Q1 23 • DVT1: Q1 23 • ADS1: Q3 24 3 airports in permitting • OPF2: Q4 23 • ADS2: Q1 24 • APA2: Q2 24 • DVT2: Q3 24	Airport lease-up status (8/15/23): • SGR: 94% • BNA: 64% • OPF: 71%	• 3 airports fully operational • National Operations Management and Training infrastructure in place
Headwinds			
• 12-24-month gestation period • Sponsor education • Team bandwidth	• Construction cost inflation • Protracted design process • Non-standardized field assembly	• Longer projected lease-up timeline • HBS market education required • Limited marketing/branding	• Industry-wide HR deficit
Tailwinds			

• Seeds planted 12-18 months ago
• Growing pull from airport sponsors
• FBO consolidation
• Growing team of Site Acquisition Specialists
	• Rapidbuilt acquisition
	• Prototype refinement
	  • Cost
	  • Speed
	  • Quality
	  • Feature integration
		• Lease-up timeline longer than projected
		• HBS market education required
		• Limited marketing/branding
			• Top-notch ops leadership
			• SH established as sought-after employer
			• Effective training program
			• Increasingly known for differentiated service

Q2 in pictures: The Sky Harbour team in action



Strong liquidity: Fully funded for existing portfolio


U.S. Treasuries and Cash
(in millions)
$131,293
$19,189
Cash
Treasuries

U.S. treasuries have an average maturity of 6 months


Series 2021 Bond Debt Service
(in millions)
14
12
10
8
6
4
2
0


Rapid Built Debt Service
(in millions)
7
6
5
4
3
2
1
0
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Permanent capital: Runway to fund growth capital opportunistically

Growth Capital

Internally Generated Cash Flow
- In lieu of a portion or all dividends in the early years

SKYH Holding Company Equity
- Public ATM or marketed offerings
- PIPEs

Project level Partnerships with Real Estate/Infrastructure Funds
- GP/LP structures
- Development Fees
- Asset and operating management fees

Private Activity Tax-Exempt Debt
- Bonds
- Notes
- Bank Loans


SkyHarbour
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